Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-45423, 333-117171, 333-118203, 333-118202, 333-118201, 333-118200, 333-122204, 333-124086, 333-134167, 333-136604, 333-136605, 333-136606, 333-150568, 333-150569, 333-150570, 333-150571, 333-150572, 333-159694) and Registration Statements on Form S-3 (No. 333-31259; 333-84931; 333-106787; 333-149539; 333-163928) of BorgWarner Inc. of our report dated February 10, 2011 relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in this Form 10-K. (which expressed unqualified opinions on the 2010 and 2009 financial statements and included an explanatory paragraph regarding the audit of the adjustments to the 2008 financial statements to retrospectively apply the change in accounting related to the adoption of ASC 810 Noncontrolling Interests in Consolidated Financial Statements an amendment of ARB No. 51 (formerly FAS 160)).

/s/  PricewaterhouseCoopers LLP

Detroit, MI
February 10, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-45423, 333-117171, 333-11707, 333-118203, 333-118202, 333-118201, 333-118200, 333-122204, 333-124086, 333-134167, 333-136604, 333-136605, 333-136606, 333-150568, 333-150569, 333-150570, 333-150571, 333-150572, and 333-159694 all on Form S-8; and Registration Statement Nos. 333-31259 on Form S-3 and Form S-3/A; 333-66879 on Form S-3 and Form S-3/A; 333-84931 on Form S-3 and Form S-3/A; 333-106787 on Form S-3 and Form S-3/A; and 333-149539 and 333-163928 on Form S-3; of our report dated February 12, 2009, relating to the 2008 financial statements (before retrospective adjustments to the financial statements) of BorgWarner Inc. and Consolidated Subsidiaries (not presented herein) for the year ended December 31, 2010 appearing in this Annual Report on Form 10-K of BorgWarner Inc. for the year ended December 31, 2010.

/s/  DELOITTE & TOUCHE LLP

Detroit, Michigan
February 10, 2011